                                                                    EXHIBIT 99.2

                   AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

                  This Amendment No. 1 (the "Amendment"), dated as of August 11, 2003, has been entered into between the signatories hereto for the purpose of amending the Asset Purchase Agreement, dated as of June 30, 2003, between The Top-Flite Golf Company (f/k/a Spalding Sports Worldwide, Inc.) and Callaway Golf Company (the "Asset Purchase Agreement"). Initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

1.       Amendments.

         1.1 Section 1.3 of the Asset Purchase Agreement ("Assumed Liabilities") shall be amended by:

                  1.1.1    Deleting the word "and" at the end of Section 1.3(d).

                  1.1.2 Deleting the period at the end of Section 1.3(e) and inserting a semi-colon in its stead.

                  1.1.3    Inserting the following as Section 1.3(f):

                  "(f) all Liabilities associated with purchase orders placed, marketing programs commenced or other similar commitments for goods or services placed by the Seller or the Foreign Subsidiaries in the ordinary course of business since June 30, 2003 and for which such goods or services will not be received by the Business prior to the Closing; and"

                  1.1.4    Inserting the following as Section 1.3(g):

                  "(g) all Liabilities associated with purchase orders placed, marketing programs commenced or other similar commitments for goods or services placed by third parties to the Seller or the Foreign Subsidiaries in the ordinary course of business since June 30, 2003 and for which such goods or services will not be delivered to such third parties prior to the Closing."

         1.2 Section 4.9 of the Asset Purchase Agreement ("Bankruptcy Court Approval") shall be amended as follows:

                  1.2.1 Deleting the words ", approving the Break-Up Fee and the Expense Reimbursement," after the words "with respect to the Acquisition" in the fifth line of the introductory paragraph.

                  1.2.2 Deleting Section 4.9(a)(i) of the Asset Purchase Agreement in its entirety and replacing it with the following:

                  "(i) [Intentionally Omitted.]"

         1.3 Section 6.4 of the Asset Purchase Agreement ("Bankruptcy Filing") shall be amended and restated as follows:

                  "The Bankruptcy Court shall have entered the Sale Approval Order and it shall not have been vacated, reversed or stayed."

         1.4 Section 7.1 of the Asset Purchase Agreement ("Termination Prior to Closing; Break-Up Fee") shall be amended by deleting the words "; Break-Up Fee" from the heading to such Section.

         1.5 Section 7.2 of the Asset Purchase Agreement ("Termination Payments") shall be deleted in its entirety and replaced with the following:

                  "7.2    [Intentionally Omitted.]"

         1.6 Section 7.3 of the Asset Purchase Agreement ("Survival After Termination") shall be amended by deleting the reference to Section 7.2 in the second to last line of such Section.

         1.7 Section 9.1(a) of the Asset Purchase Agreement ("Certain Definitions") shall be amended as follows:

                  1.7.1 Deleting the reference to "Break-Up Fee" in the chart of definitions.

                  1.7.2 Deleting the reference to "Expense Reimbursement" in the chart of definitions.

                  1.7.3 Deleting the reference to "Expense Reimbursement Limit" in the chart of definitions.

         1.8 Schedule 4.9 to the Asset Purchase Agreement ("Form of Bidding Procedures") shall be deleted in its entirety and replaced with Exhibit A hereto.

2. No Further Amendments. Except as amended herein, the Asset Purchase Agreement will remain unchanged and in full force and effect.

3. Articles and Sections. The Article and Section headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

4. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              CALLAWAY GOLF COMPANY

                              By: /s/ Ronald A. Drapeau
                                  -------------------------------------
                                  Name:  Ronald A. Drapeau
                                  Title: Chairman of the Board,
                                         President and Chief Executive Officer

                              THE TOP-FLITE GOLF COMPANY
                              (f/k/a SPALDING SPORTS WORLDWIDE, INC.)

                              By: /s/ James R. Craigie
                                  ----------------------------------
                                  Name:  James R. Craigie
                                  Title: President and Chief Executive Officer

                                                                       Exhibit A

                                  SCHEDULE 4.9
                               BIDDING PROCEDURES

                           [FORM OF BIDDING PROCEDURE]

                  By motion dated July 3, 2003 (the "Motion"), SHC, Inc., ("SHC"), Top-Flite, Inc. ("TF Inc."), The Top-Flite Golf Company (f/k/a Spalding Sports Worldwide, Inc.) ("Top-Flite") and Lisco Sports, Inc. ("Lisco", and together with Top-Flite, collectively, the "Seller"), the above-captioned debtors and debtors in possession (collectively, the "Debtors"), sought, among other things, approval of the process and procedures through which they will determine the highest or otherwise best price for substantially all of their assets (the "Assets"). On July __, 2003, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered its order (the "Procedures Order"), which, among other things, authorized and directed Seller to determine the highest or otherwise best price for the Assets through the process and procedures set forth below (the "Bidding Procedures").

                  On September 4, 2003, as further described below, in the Motion and in the Procedures Order, the Bankruptcy Court shall conduct a hearing (the "Sale Hearing") at which Seller shall seek entry of an order (the "Sale Order") authorizing and approving the sale of the Assets (a "Sale Transaction") pursuant to either (i) that certain asset purchase agreement, as amended (the "Original Agreement"), by and between Seller and Callaway Golf Company (the "Buyer") or (ii) a different Successful Bid (as defined below).

                           PARTICIPATION REQUIREMENTS

                  In order to participate in the bidding process or otherwise be considered for any purpose hereunder, a person interested in the Assets (a "Potential Bidder") must first deliver the following materials to Seller and its counsel (with a copy to Buyer and the Official Committee of Unsecured Creditors appointed in Seller's Chapter 11 cases (the "Committee") and each of their respective counsel):

                  (i) An executed confidentiality agreement in form and substance satisfactory to Seller and its counsel; and

                  (ii) The most current audited and latest unaudited financial statements (collectively, the "Financials") of the Potential Bidder, or, if the Potential Bidder is an entity formed for the purpose of a Sale Transaction, (x) Financials of the equity holder(s) of the Potential Bidder or such other form of financial disclosure as is acceptable to Seller and its counsel and (y) the written commitment acceptable to Seller and its counsel of the equity holder(s) of the Potential Bidder to be responsible for the Potential Bidder's obligations in connection with a Sale Transaction.

                  A "Qualified Bidder" is a Potential Bidder whose Financials demonstrate the financial capability to consummate a Sale Transaction and that Seller, in its discretion, determines is likely to consummate a Sale Transaction, if selected as the Successful Bidder, after taking into account all relevant financial, business, legal and regulatory considerations. Buyer is a Qualified Bidder.

                  Within two (2) business days after Seller receives from a Potential Bidder all of the materials required by subparagraphs (i) and (ii) above, Seller shall determine, in consultation with its advisors, and shall notify Buyer and the Potential Bidder in writing, whether the Potential Bidder is a Qualified Bidder.

                         OBTAINING DUE DILIGENCE ACCESS

                  To obtain due diligence access or additional information regarding the Assets or the Seller, a Qualified Bidder (other than Buyer) must first provide Seller with a written nonbinding expression of interest ("Expression of Interest") regarding (i) a Sale Transaction, (ii) the purchase price range, (iii) the structure and financing of the Sale Transaction (including the amount of cash to be committed and sources of financing), (iv) any conditions to closing that it may wish to impose, and (v) the nature and extent of additional due diligence it may wish to conduct. If Seller, in its discretion, after consultation with the Committee, determines that a Qualified Bidder that has submitted an Expression of Interest is reasonably likely to make a bona fide offer that would result in greater value being received for the benefit of the Seller's creditors than under the Original Agreement, then Seller shall afford such Qualified Bidder reasonable due diligence.

                  Neither Seller nor any of its affiliates (or any of their respective representatives) are obligated to furnish any information relating to Seller, the Assets, and/or a Sale Transaction to any person except to Buyer or another Qualified Bidder who makes an Expression of Interest. Seller shall give Buyer access to all due diligence information provided to any other Qualified Bidder.

                  Seller shall coordinate all reasonable requests for additional information and due diligence access from Qualified Bidders. No conditions relating to the completion of due diligence shall be permitted to exist after the Bid Deadline (as defined below).

                                  BID DEADLINE

                  THE DEADLINE FOR SUBMITTING BIDS BY A QUALIFIED BIDDER SHALL BE AUGUST 27, 2003, AT 4:00 P.M. (EASTERN TIME) (THE "BID DEADLINE").

                  Prior to the Bid Deadline, a Qualified Bidder that desires to make a bid shall deliver written copies of its bid to: (a) Top-Flite Golf Company, 425 Meadow Street, Chicopee, MA 01013-2135, Attention: Peter Arturi, General Counsel -- With copies to: Young, Conaway, Stargatt & Taylor LLP, The Brandywine Building, 1000 West Street, 17th Floor, P.O. Box 391, Wilmington, DE 19899-0391, Attention: Pauline Morgan, Facsimile: (302) 571-1253 and Paul, Weiss, Rifkind, Wharton & Garrison LLP,

1285 Avenue of the Americas, New York, N.Y. 10019, Attention: Kenneth M. Schneider and Andrew N. Rosenberg, Facsimile: (212) 373-2122; (b) Callaway Golf Company, 2180 Rutherford Road, Carlsbad, CA 92008-7328, Attention: Steve McCracken, Esq. - With a copy to: Gibson, Dunn & Crutcher LLP, Jamboree Center, 4 Park Plaza, Suite 1400, Irving, CA 92614-8557, Attention: Thomas Magill, Esq. and Jesse S. Finlayson, Esq., Facsimile: (949) 475-4692; and Morris, Nichols Arsht & Tunnell, 1201 North Market Street, P. O. Box 1347, Wilmington, DE 19899-1347, Attention: Robert J. Dehney, Facsimile: (302) 658-3989; (c) Wachtell, Lipton, Rosen & Katz, 51 West 52nd St., New York, N.Y. 10019,
Attention: Scott K. Charles, Esq., Facsimile: (212) 403-2000, counsel for the Debtors' prepetition bank group, and (d) Squire, Sanders & Dempsey LLP, 312 Walnut Street, Suite 3500, Cincinnati, OH 45202, Attention: Stephen D. Lerner, Esq. and Jeffrey A. Marks, Esq., Facsimile: (513) 361-1201.

                           DUE DILIGENCE FROM BIDDERS

                  Each Qualified Bidder shall comply with all reasonable requests for additional information and due diligence access by Seller or its advisors regarding such Qualified Bidder and its Expression of Interest. Failure by the Qualified Bidder to comply with requests for additional information and due diligence access will be a basis for Seller to determine that a bid made by the Qualified Bidder is not a Qualified Bid.

                                BID REQUIREMENTS

                  A bid must be a written irrevocable offer from a Qualified Bidder (i) stating that the Qualified Bidder offers to consummate a Sale Transaction pursuant to an agreement that has been marked to show amendments and modifications to the Original Agreement, including price and terms, that are being proposed by the Qualified Bidder (the "Marked Agreement"); (ii) confirming that the offer shall remain open until the closing of a Sale Transaction to the Successful Bidder (as defined below); (iii) enclosing a copy of the proposed Marked Agreement; and (iv) accompanied with a certified or bank check, wire transfer, or letter of credit reasonably acceptable to Seller of at least 10% of the amount of the Qualified Bid (to be increased to 15% of the amount of such Qualified Bid if such Qualified Bid is accepted by Seller following the auction) as a good faith deposit (the "Good Faith Deposit").

                  In addition to the foregoing requirements, a bid or bids must:

                  (a) provide for an aggregate purchase price of at least $1.0 Million over the sum of total consideration offered by Buyer under the Original Agreement;

                  (b) be on terms that are not materially more burdensome or conditional than the terms of the Original Agreement;

                  (c) not be conditioned on obtaining financing or the outcome of any due diligence by the bidder;

                  (d) not request or entitle the bidder to any breakup fee, expense reimbursement or similar type of payment; and

                  (e) fully disclose the identity of each entity that will be bidding for the Assets or otherwise participating in connection with such bid, and the complete terms of any such participation.

                  A bid received from a Qualified Bidder and that meets the requirements set forth in the preceding two paragraphs will be considered a "Qualified Bid" if Seller believes, in its discretion, after consultation with the Committee, that such bid would be consummated if selected as the Successful Bid (as defined below). For all purposes hereof, Buyer's offer to acquire the Assets pursuant to the Original Agreement shall constitute a Qualified Bid.

                                     AUCTION

                  If a Qualified Bid (other than Buyer's) is received by the Bid Deadline, an auction (the "Auction") with respect to a Sale Transaction shall take place on SEPTEMBER 3, 2003, AT 10:00 A.M. (EASTERN TIME) at the offices of Young Conaway Stargatt & Taylor, LLP. If, however, no such Qualified Bid is received by the Bid Deadline, then the Auction will not be held, Buyer will be the Successful Bidder, the Original Agreement will be the Successful Bid, and, at the September 4, 2003 Sale Hearing, Seller will seek approval of and authority to consummate the Sale Transaction contemplated by the Original Agreement.

                  Only a Qualified Bidder who has submitted a Qualified Bid will be eligible to participate at the Auction. Only the authorized representatives of each of the Qualified Bidders, the Committee, the Debtors' prepetition bank lenders, Buyer, and Seller shall be permitted to attend the Auction. At the Auction, Qualified Bidders will be permitted to increase their bids. The bidding at the Auction shall start at the purchase price stated in the highest or otherwise best Qualified Bid as disclosed to all Qualified Bidders prior to commencement of the Auction, and continue in increments of at least $1 Million. Buyer shall be entitled, in its sole and absolute discretion, to make a revised offer following such highest or otherwise best Qualified Bid. Buyer shall not be required to submit a Good Faith Deposit under these Bidding Procedures in connection with any such revised offer. The highest or otherwise best Qualified Bid shall be determined by Seller in its discretion, after consultation with the Committee.

                  Seller, in its discretion, after consultation with the Committee, may adopt rules for the Auction at or prior to the Auction that, in its discretion, will better promote the goals of the Auction and that are not inconsistent with any of the provisions of the Procedures Order. All such rules will provide that all bids shall be made and received in one room, on an open basis, and all other bidders shall be entitled to be present for all bidding with the understanding that the true identity of each bidder (i.e., the principals submitting each bid) shall be fully disclosed to all other bidders and that all material terms of each Qualified Bid will be fully disclosed to all other bidders throughout the entire Auction.

                  Unless otherwise agreed to by Seller, in its discretion, after consultation with the Committee, no Qualified Bidder will be permitted more than one hour to respond to the previous bid at the Auction and, at the expiration of such time (unless extended), the Auction shall conclude. Immediately prior to concluding the Auction, Seller shall (i) review each Qualified Bid on the basis of its financial and contractual terms and the factors relevant to the sale process and the best interests of the Seller's creditors, including, without limitation, those factors affecting the speed and certainty of consummating a Sale Transaction and (ii) after consultation with the Committee, determine and identify the highest or best Qualified Bid (the "Successful Bid") and the next highest or otherwise best offer after the Successful Bid (the "Next Highest Bid"). Any bid submitted after the conclusion of the Auction shall not be considered for any purpose.

                          ACCEPTANCE OF QUALIFIED BIDS

                  On September 4, 2003, at 12:30 p.m. (Eastern Time), Seller shall present the results of the Auction together with the Successful Bid to the Bankruptcy Court at the Sale Hearing, at which certain findings will be sought by the Bankruptcy Court regarding the Auction, including, among other things, that (i) the Auction was conducted and the Successful Bidder was selected in accordance with these Bidding Procedures, (ii) the Auction was fair in substance and procedure, and (iii) consummation of the Sale Transaction contemplated by the Successful Bid will provide the highest or best value for the Assets and is in the best interests of the Seller and its estate.

                  In the event that, for any reason, the Successful Bidder fails to close the Sale Transaction contemplated by its Successful Bid, then, without notice to any other party or further court order, Seller shall be authorized to close with the Qualified Bidder that submitted the Next Highest Bid.

                          RETURN OF GOOD FAITH DEPOSIT

                  Except as otherwise provided in this paragraph with respect to the Successful Bidder and the Next Highest Bidder, the Good Faith Deposits of all Qualified Bidders required to submit such a deposit under the Bidding Procedures shall be returned upon or within one (1) business day after entry of the Sale Order. The Good Faith Deposit of the Successful Bidder shall be held until the closing of a Sale Transaction and applied in accordance with the Successful Bid. The Good Faith Deposit of the Next Highest Bidder shall be retained in escrow until 48 hours after the closing of a Sale Transaction. Pending their return, the Good Faith Deposit of the Successful Bidder and the Next Highest Bidder shall be maintained in an interest bearing escrow account. If a closing does not occur, the disposition of Good Faith Deposits shall be as provided in the Successful Bid and Next Highest Bid, as applicable.